                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [ ]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                           ENGINEERING ANIMATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           ENGINEERING ANIMATION, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                   [EAI LOGO]

                          ENGINEERING ANIMATION, INC.

                             2321 NORTH LOOP DRIVE
                                AMES, IOWA 50010

                                                                   April 6, 1999

Dear Fellow Stockholder:

     You are cordially invited to attend the Engineering Animation, Inc. Annual Meeting of Stockholders at the Marriott Hotel, 700 Grand Avenue, Des Moines, Iowa 50309 on Tuesday, May 11, 1999 at 1:30 P.M.

     We are looking forward to discussing our record-setting 1998 performance. The attached Notice of Annual Meeting and Proxy Statement describes the business to be transacted at the meeting and provides other information concerning EAI that you should be aware of when you vote your shares.

     The principal business of the Annual Meeting will be to elect two directors, to amend our employee stock option plan and to ratify the appointment of our independent auditors.

     It is important that your shares are represented at the Annual Meeting, whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. If your bank or broker offers telephone or Internet voting and you choose to use one of those forms of voting, it is not necessary for you to return your proxy card. In any event, please vote as soon as possible.

     On behalf of the Board of Directors and management, I would like to express our appreciation for your continued interest in EAI.

                                          Sincerely,

                                          Matthew M. Rizai
                                          Chairman, Chief Executive
                                          Officer, President & Treasurer

                          ENGINEERING ANIMATION, INC.

                             2321 NORTH LOOP DRIVE
                                AMES, IOWA 50010

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

                             TUESDAY, MAY 11, 1999
                                   1:30 P.M.

                                 MARRIOTT HOTEL
                                700 GRAND AVENUE
                             DES MOINES, IOWA 50309

     The purpose of our Annual Meeting is to:

         1. elect two directors for three-year terms;

         2. amend and restate our Stock Option Plan to increase the number of shares that may be issued under the Plan and to make certain technical amendments; and

         3. ratify the appointment of Ernst & Young LLP as our auditors for fiscal 1999.

     You can vote at the Annual Meeting in person or by proxy if you were a stockholder of record on March 23, 1999.

     Our Annual Report for the fiscal year ended December 31, 1998 is enclosed.

     You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          Jamie A. Wade
                                          Secretary

April 6, 1999

                          ENGINEERING ANIMATION, INC.

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                                 APRIL 6, 1999

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................      1
Election of Directors.......................................      4
Meetings and Committees of the Board of Directors...........      6
Director Compensation.......................................      6
Ownership of EAI Common Stock...............................      6
Section 16(a) Beneficial Ownership Reporting Compliance.....      8
Executive Compensation......................................      9
Report of the Compensation Committee of the Board of
  Directors.................................................     11
Company Performance.........................................     13
Employment and Severance Arrangements.......................     14
Executive Officers and Key Employees........................     15
Proposal to Amend and Restate Stock Option Plan.............     18
Proposal to Ratify the Appointment of Independent Public
  Auditors..................................................     22

                           ANNUAL REPORT ON FORM 10-K

     YOU MAY OBTAIN A FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, INCLUDING SCHEDULES, THAT IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC). PLEASE CONTACT BARRY FRENCH, DIRECTOR OF CORPORATE COMMUNICATIONS, AT ENGINEERING ANIMATION, INC., 2321 NORTH LOOP DRIVE, AMES, IOWA 50010, OR EAII@EAI.COM BY E-MAIL. YOU CAN ALSO ACCESS OUR SEC FILED REPORTS THROUGH THE INVESTOR RELATIONS -- FINANCIAL REPORTS PORTION OF OUR WEB SITE AT WWW.EAI.COM/CORPORATE.

                             QUESTIONS AND ANSWERS

WHEN AND WHERE IS THIS YEAR'S ANNUAL MEETING OF STOCKHOLDERS BEING HELD?

     Engineering Animation, Inc.'s Annual Meeting will take place on Tuesday, May 11, 1999 at 1:30 P.M. Central time at the Marriott Hotel, 700 Grand Avenue, Des Moines, Iowa 50309.

WHAT WILL HAPPEN AT THIS YEAR'S ANNUAL MEETING?

     We are soliciting your vote on the following items and any other business that is properly raised at the meeting, if a quorum is present:

     - election of two directors for three-year terms;
     - amendment and restatement of our Stock Option Plan; and
     - ratification of Ernst & Young LLP as our independent public auditors.

WHAT IS A QUORUM?

     The presence, in person or by proxy, of the holders of greater than one-third of the shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet or if you attend the meeting.

     Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. In the election of directors, abstentions will not affect the outcome of the vote. In the amendment of the Stock Option Plan and the ratification of our independent public auditors, abstentions will have the effect of a vote "against" the proposal. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because the brokers do not have voting authority and have not received voting instructions from you (so-called "broker non-votes") are considered "shares present" for purposes of determining whether a quorum exists. Broker non-votes are not considered as shares voted and will not affect the outcome of the vote.

WHO IS ENTITLED TO VOTE?

     Stockholders at the close of business on March 23, 1999 (the record date) are entitled to vote. On that date, there were 11,813,015 shares of EAI common stock outstanding and entitled to vote at the Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS: The two nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that in the space provided on the proxy card or withhold authority as prompted during telephone or Internet voting.

     AMENDMENT AND RESTATEMENT OF STOCK OPTION PLAN: Amendment and restatement of our Stock Option Plan requires that a majority of the shares present or represented by proxy at the Annual Meeting vote in its favor.

     RATIFICATION OF INDEPENDENT PUBLIC AUDITORS: Although we are not required to submit the appointment of our auditors to a vote of stockholders, we believe that it is appropriate to ask you to ratify the appointment. Ratification of Ernst & Young LLP as our independent public auditors requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting.

HOW MANY VOTES DO I HAVE?

     Each share of EAI common stock that you own entitles you to one vote.

HOW DO I VOTE?

     All stockholders may vote by mail. You also may vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. To vote by mail, please sign, date and mail your proxy in the postage paid envelope provided.

     If you attend the Annual Meeting in person, you may pick up a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from them indicating that you were the beneficial owner of the shares on March 23, 1999, the record date for voting.

CAN I CHANGE MY VOTE?

     You can change your vote by revoking your proxy at any time before it is exercised in one of four ways.

     1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy.
     2. Submit another proxy with a later date.
     3. Vote by telephone or Internet after your have given your proxy.
     4. Vote in person at the Annual Meeting.

WHAT IF I RETURN MY PROXY CARD BUT DON'T MARK IT TO SHOW HOW I AM VOTING?

     If you sign, date and return your proxy card but do not indicate how you want to vote, you give discretionary voting authority to Matthew M. Rizai and Jamie A. Wade to vote on the items discussed in these proxy materials. In such a case, your vote will be cast FOR each of the director nominees, FOR the amendment of the Stock Option Plan and FOR the ratification of our public auditors.

WHAT IF OTHER ITEMS COME UP AT THE ANNUAL MEETING AND I AM NOT THERE TO VOTE?

     When you return a signed and dated proxy card or provide your voting instructions by telephone or Internet, you give Dr. Rizai and Mr. Wade the discretionary authority to vote on your behalf on any other matter that is properly brought at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

HOW DO I SUBMIT A STOCKHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     We must receive your proposal for the annual meeting in the year 2000 in writing after November 7, 1999 but before December 9, 1999. You should send your proposal to the Secretary at our address on the cover of this proxy statement.

     To be properly brought before an annual meeting, our by-laws require that your proposal give: (1) a brief description of the business you want to bring before the meeting; (2) your name and address as they appear on our stock records; (3) the class and number of shares of EAI that you beneficially own; and (4) any interest you may have in the business you want to bring before the meeting. In addition, to be included in the proxy statement for the meeting, your proposal must comply with the proxy rules of the SEC.

HOW DO I NOMINATE A DIRECTOR FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING?

     You must submit nominations for directors of EAI for the annual meeting in the year 2000 in writing after December 12, 1999 but before January 13, 2000. Our by-laws require that you provide: (1) your name and address and the name and address of the nominee; (2) a statement that you are a record holder of EAI entitled to vote at the meeting and that you plan to appear in person or by proxy at the meeting to make the nomination; (3) a description of all arrangements or understandings under which you are making the nominations; (4) any other information that would be required by the SEC for inclusion in a proxy statement; and (5) the nominee's consent to serve as a director if elected. You should submit nominations to the Secretary at our address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     We will pay all of the costs of soliciting these proxies. We will ask brokerage houses and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of EAI common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. We have also employed Corporate Investor Communications, Inc. to solicit proxies on our behalf and will pay them approximately $5,000 for this service.

                             ELECTION OF DIRECTORS

     Five directors serve on EAI's Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will elect two directors to serve for a term of three years or until a qualified successor director has been elected. The nominees, Matthew Rizai and Michael Crow, are currently EAI directors. The remaining three directors (Martin Vanderploeg, Jamie Wade and Laurence Kirshbaum) will continue to serve on the Board as described below.

     Your shares will be voted as you specify on your proxy card or voting instruction form. If you do not specify how you want your shares voted, we will vote them FOR the election of Drs. Rizai and Crow. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for either of the nominees, your shares will be voted FOR that other person. The Board does not anticipate that any nominee will be unable to serve. The nominees and continuing directors have provided the following information about themselves.

NOMINEES
--------------------------------------------------------------------------------

MATTHEW M. RIZAI, PH.D.

Age:                    42

Director Since:         1990

Experience:             Dr. Rizai has been the Chairman, Chief Executive Officer
                        and President of EAI since June 1990. He has been Treasurer since November 1995. Dr. Rizai's prior experience includes serving as an associate with a venture capital firm, a senior research engineer with General Motors Corporation and a development engineer with Ford Motor Company. Dr. Rizai earned a Ph.D. in
                        Mechanical Engineering from Michigan State University and an M.B.A. from the University of Chicago.

MICHAEL M. CROW, PH.D.

Age:                    43

Director Since:         1991

Experience:             Dr. Crow has been Executive Vice Provost at Columbia
                        University since August 1991. Dr. Crow served as the
                        Director of the Institute for Physical Research and
                        Technology and the Office of Science Policy and Research
                        at Iowa State University from July 1985 to June 1991.
                        Dr. Crow earned a Ph.D. in Public Administration
                        (Science and Technology Policy) from Syracuse
                        University.
--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
       THE ELECTION OF MATTHEW M. RIZAI AND MICHAEL M. CROW AS DIRECTORS.

DIRECTOR CONTINUING UNTIL 2000 ANNUAL MEETING
--------------------------------------------------------------------------------

JAMIE A. WADE

Age:                    50

Director Since:         1995

Experience:             Mr. Wade has served as Vice President of Administration
                        and General Counsel to EAI since June 1994 and Secretary
                        since November 1995. From 1983 to 1994, Mr. Wade was a
                        partner with Davis, Hockenberg, Wine, Brown, Koehn &
                        Shors, P.C., a Des Moines law firm. Mr. Wade earned a
                        J.D. from Drake University Law School and a B.A. from
                        Drake University College of Business.
--------------------------------------------------------------------------------

DIRECTORS CONTINUING UNTIL 2001 ANNUAL MEETING
--------------------------------------------------------------------------------

MARTIN J. VANDERPLOEG, PH.D.

Age:                    42

Director Since:         1988

Experience:             Dr. Vanderploeg co-founded EAI in 1988. He has served as
                        Executive Vice President since October 1993, as
                        Secretary from June 1990 until November 1995 and as a Co-General Manager of the Software Division since
                        October 1997. His prior experience includes serving as a faculty member in mechanical engineering at Iowa State
                        University and performing contract research for a number of large corporations. Dr. Vanderploeg earned a Ph.D. in Mechanical Engineering from Michigan State University and is a licensed Professional Engineer.

LAURENCE J. KIRSHBAUM

Age:                    54

Director Since:         1995

Experience:             Mr. Kirshbaum has been Chairman of Time Warner Trade
                        Publishing since 1997. From 1984 to 1997, he was
                        President and CEO of Warner Books Inc., a subsidiary of
                        Time Warner Inc. Mr. Kirshbaum earned a B.A. from the
                        University of Michigan.
--------------------------------------------------------------------------------

                         MEETINGS AND COMMITTEES OF THE
                               BOARD OF DIRECTORS

     The Board of Directors met eleven times during 1998. In addition to meetings of the full Board, some directors attended meetings of Board committees. The Board of Directors has standing audit and compensation committees. Each director attended or participated by telephone in greater than 75% of the aggregate of the meetings of the Board and of the committees on which he served.

     The Audit Committee recommends the independent auditors to the Board and oversees the accounting and audit functions of EAI. Matthew Rizai, Michael Crow and Laurence Kirshbaum are the members of the Audit Committee. The Committee met two times during the fiscal year.

     The Compensation Committee determines executive officers' salaries, bonuses and other compensation. Michael Crow and Laurence Kirshbaum are the members of the Compensation Committee. The Committee met two times during the fiscal year.

                             DIRECTOR COMPENSATION

     Directors who are EAI employees receive no fees for their services as directors. Non-employee "outside" directors receive an annual retainer of $20,000 as well as a fee of $1,000 and reimbursement of expenses for each Board and committee meeting they attend.

     Outside directors participate in the Non-Employee Directors Stock Option Plan. The Chairman of the Board, Matthew Rizai, administers this plan. Each non-employee director receives an initial option to purchase 7,500 shares of EAI common stock in the year he or she joins the Board and an option to purchase an additional 7,500 shares for each subsequent year he or she serves. The options have a ten year term and an exercise price equal to the fair market value of EAI common stock on the date the option is granted. The initial options granted under the Plan become exercisable in four equal annual installments. Subsequent options are exercisable when they are granted. Directors may only transfer the options by will or by the laws of descent and distribution.

                         OWNERSHIP OF EAI COMMON STOCK

     The following table shows how much EAI common stock the directors, the named executive officers and all executive officers and directors as a group beneficially owned as of March 23, 1999. The named executive officers include the Chief Executive Officer and the four other most highly compensated executive officers based on compensation earned during 1998. The table also shows all persons we know to be beneficial owners of more than 5% of EAI common stock.

     Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a stockholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. These shares are considered to be outstanding for the purpose of calculating the percentage of outstanding EAI common stock owned by a particular stockholder, but are not considered to be outstanding for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the stockholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

--------------------------------------------------------------------------------------------------
                                                            SHARES OF COMMON STOCK    PERCENT
                                                              BENEFICIALLY OWNED      OF CLASS
--------------------------------------------------------------------------------------------------
 NAMED EXECUTIVE OFFICERS AND DIRECTORS
--------------------------------------------------------------------------------------------------
   Matthew M. Rizai(1)                                              722,427             5.99
--------------------------------------------------------------------------------------------------
   Martin J. Vanderploeg(2)                                         724,003             5.95
--------------------------------------------------------------------------------------------------
   Michael M. Crow(3)                                                80,298                *
--------------------------------------------------------------------------------------------------
   Michael J. Jablo(4)                                               52,125                *
--------------------------------------------------------------------------------------------------
   Jamie A. Wade(5)                                                  48,549                *
--------------------------------------------------------------------------------------------------
   Laurence J. Kirshbaum(6)                                          15,750                *
--------------------------------------------------------------------------------------------------
   Jerome M. Behar(7)                                                28,901                *
--------------------------------------------------------------------------------------------------
   All directors and executive officers as a group (8
      persons)(8)                                                 1,679,178            13.91
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
 OTHER 5% STOCKHOLDERS
--------------------------------------------------------------------------------------------------
   Pilgrim Baxter & Associates, Ltd.(9)                           1,112,350             9.42
--------------------------------------------------------------------------------------------------
   AMVESCAP plc(10)                                               1,043,700             8.83
--------------------------------------------------------------------------------------------------
   Janus Capital Corp.(11)                                          604,700             5.12
--------------------------------------------------------------------------------------------------

  *  Less than 1%

 (1) Consists of 467,638 shares held by the Matthew Rizai Family Limited Partnership and 254,789 shares issuable upon the exercise of vested options and options that will vest within 60 days. Dr. Rizai's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.
 (2) Includes 345,978 shares issuable upon the exercise of vested options and options that will vest within 60 days, including 1,575 shares issuable upon the exercise of vested options by his spouse. Dr. Vanderploeg's address is c/o Engineering Animation, Inc., 2321 North Loop Drive, Ames, Iowa 50010.
 (3) Includes 16,350 shares issuable upon the exercise of vested options and options that will vest within 60 days.
 (4) Consists of shares issuable upon exercise of vested options and options that will vest within 60 days.
 (5) Includes 6,249 shares held in Mr. Wade's Individual Retirement Account and 29,800 shares issuable upon the exercise of vested options and options that will vest within 60 days.
 (6) Consists of shares issuable upon the exercise of vested options and options that will vest within 60 days.
 (7) Includes 28,751 shares issuable upon the exercise of vested options and options that will vest within 60 days.
 (8) Includes 750,668 shares issuable upon the exercise of vested options and options that will vest within 60 days.
 (9) This information was provided in a Schedule 13G filed with the SEC on January 19, 1999. If you wish, you may obtain a copy of this report from the SEC. Pilgrim has sole voting power with respect to 1,072,350 shares, shared voting power with respect to 40,000 shares and sole dispositive power with respect to 1,112,350 shares. This Schedule 13G indicates that PBHG Growth Fund beneficially owns 833,400 shares of the reported amount and has sole voting and dispositive power with respect to all of those shares. Pilgrim's address is 825 Duportail Road, Wayne, Pennsylvania 19087.
(10) This information was provided in a Schedule 13G filed with the SEC on February 10, 1999. If you wish, you may obtain a copy of this report from the SEC. AMVESCAP has shared voting and dispositive power with respect to 1,043,700 shares. The Schedule 13G indicates that the shares are held by AVZ, Inc.; AIM Management Group, Inc.; AMVESCAP Group Services, Inc.; INVESCO, Inc. and INVESCO North American Holdings, Inc., subsidiaries of AMVESCAP. AMVESCAP's address is Devonshire Square, London EC2M 4YR, England.
(11) This information was provided in a Schedule 13G filed with the SEC on February 12, 1999. If you wish, you may obtain a copy of this report from the SEC. Janus and Thomas H. Bailey, an owner of Janus, have shared voting and dispositive power with respect to 604,700 shares and disclaim beneficial ownership as to all of those shares. Janus Venture Fund, a Janus managed portfolio, owns 575,000 of these shares. Janus' address is 100 Fillmore Street, Denver, Colorado 80206-4923.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that EAI's executive officers, directors and 10% stockholders file reports of ownership and changes of ownership of EAI common stock with the SEC and The Nasdaq Stock Market, Inc. Based on a review of copies of these reports provided to us during fiscal 1998, we believe that all filing requirements were met.

                             EXECUTIVE COMPENSATION

     This table summarizes the before-tax compensation for the Chief Executive Officer and the other four most highly compensated executive officers of EAI.

                              SUMMARY COMPENSATION

--------------------------------------------------------------------------------------------------------------
                                                                               LONG TERM
                                                                              COMPENSATION
                                                     ANNUAL COMPENSATION         AWARDS
                                                                               SECURITIES
                 NAME AND                                                      UNDERLYING      ALL OTHER
            PRINCIPAL POSITION             YEAR      SALARY        BONUS        OPTIONS       COMPENSATION
--------------------------------------------------------------------------------------------------------------
    Matthew M. Rizai                       1998    $295,000       $200,000       60,000        $8,569(1)
    Chief Executive Officer,               1997     235,000        205,000           --         8,062(1)
    President and Treasurer                1996     180,000         28,000       60,000         7,245(1)
--------------------------------------------------------------------------------------------------------------
    Martin J. Vanderploeg                  1998    $295,000       $200,000       60,000        $8,483(2)
    Executive Vice President               1997     235,000        205,000           --         8,062(2)
    and Co-General Manager of              1996     180,000         28,000       60,000         7,245(2)
    Software Division
--------------------------------------------------------------------------------------------------------------
    Michael J. Jablo                       1998    $180,000       $ 25,000       10,500        $2,707(4)
    Vice President and Co-General          1997     265,767(3)      75,000           --         2,718(4)
    Manager of Software Division           1996     270,530(3)      25,000       18,000         2,486(4)
--------------------------------------------------------------------------------------------------------------
    Jamie A. Wade                          1998    $155,000       $ 40,000        6,000        $2,746(5)
    Vice President of Administration,      1997     140,000         30,000           --         2,069(5)
    General Counsel and Secretary          1996     123,332          6,000       16,500         1,933(5)
--------------------------------------------------------------------------------------------------------------
    Jerome M. Behar                        1998    $150,000       $ 50,000       13,500        $3,658(6)
    Vice President of Finance and          1997      78,750         20,000       54,750         3,115(6)
    Chief Financial Officer
--------------------------------------------------------------------------------------------------------------

(1) Consists of $3,463, $3,128 and $3,645 of premiums on a life insurance policy paid in 1998, 1997 and 1996 and $5,106, $4,934 and $3,600 of matching contributions we made to the Engineering Animation, Inc. Retirement Plan in 1998, 1997 and 1996.
(2) Consists of $3,463, $3,128 and $3,645 of premiums on a life insurance policy paid in 1998, 1997 and 1996 and $5,020, $4,934 and $3,600 of matching contributions we made to the Engineering Animation, Inc. Retirement Plan in 1998, 1997 and 1996.
(3) Includes $129,570 and $164,530 in sales commissions in 1997 and 1996.
(4) Consists of $538, $480 and $487 of premiums on a life insurance policy paid in 1998, 1997 and 1996 and $2,169, $2,238 and $1,999 of matching contributions we made to the Engineering Animation, Inc. Retirement Plan in 1998, 1997 and 1996.
(5) Consists of $686, $609 and $673 of premiums on a life insurance policy paid in 1998, 1997 and 1996 and $2,060, $1,460 and $1,260 of matching contributions we made to the Engineering Animation, Inc. Retirement Plan in 1998, 1997 and 1996.
(6) Consists of $333 and $112 of premiums on a life insurance policy paid in 1998 and 1997, $3,325 and $750 of matching contributions we made to the Engineering Animation, Inc. Retirement Plan in 1998 and 1997, and $2,253 paid in 1997 for taxable relocation expenses.

                             OPTION GRANTS IN 1998

     This table gives information relating to 1998 option grants to the executive officers listed in the Summary Compensation Table.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          POTENTIAL REALIZABLE VALUE
                                                 INDIVIDUAL GRANTS                         AT ASSUMED ANNUAL RATES
                                                                                         OF STOCK PRICE APPRECIATION
                                                                                               FOR OPTION TERM
                               ------------------------------------------------------------------------------------------
                                              PERCENT OF
                               SECURITIES    TOTAL OPTIONS    EXERCISE
                               UNDERLYING     GRANTED TO       OR BASE
                                OPTIONS      EMPLOYEES IN     PRICE PER    EXPIRATION
           NAME                 GRANTED          1998           SHARE         DATE            5%             10%
-------------------------------------------------------------------------------------------------------------------------
 Matthew M. Rizai                60,000          6.80          $29.75       1/15/08       $1,122,577      $2,844,830
-------------------------------------------------------------------------------------------------------------------------
 Martin J. Vanderploeg           60,000          6.80           29.75       1/15/08        1,122,577       2,844,830
-------------------------------------------------------------------------------------------------------------------------
 Michael J. Jablo                10,500          1.19           29.75       1/15/08          196,451         497,845
-------------------------------------------------------------------------------------------------------------------------
 Jamie A. Wade                    6,000          0.68           29.75       1/15/08          112,258         284,483
-------------------------------------------------------------------------------------------------------------------------
 Jerome M. Behar                 13,500          1.53           29.75       1/15/08          252,580         640,087
-------------------------------------------------------------------------------------------------------------------------

           OPTION EXERCISES IN 1998 AND FISCAL YEAR-END OPTION VALUES

     This table provides information regarding the exercise of options during fiscal 1998 by the executive officers included in the Summary Compensation Table. The "value realized" is calculated using the difference between the option exercise price and the price of EAI common stock on the date of exercise multiplied by the number of shares subject to the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $54.00 (the price of EAI common stock on December 31, 1998) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

-----------------------------------------------------------------------------------------------------------------------
                                                          SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                            SHARES                          AT FISCAL YEAR END              AT FISCAL YEAR END
                           ACQUIRED        VALUE       ----------------------------------------------------------------
         NAME             ON EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------
 Matthew M. Rizai           179,227      $7,262,636      239,789         94,500        $11,783,935     $2,867,012
-----------------------------------------------------------------------------------------------------------------------
 Martin J. Vanderploeg       89,613       3,631,298      330,978         95,550         16,571,360      2,912,162
-----------------------------------------------------------------------------------------------------------------------
 Michael J. Jablo             4,500         121,599       49,500         30,750          2,489,252      1,185,378
-----------------------------------------------------------------------------------------------------------------------
 Jamie A. Wade               12,500         532,963       26,200         25,800          1,292,570      1,117,103
-----------------------------------------------------------------------------------------------------------------------
 Jerome M. Behar              2,000          53,044       11,688         54,562            451,940      1,915,119
-----------------------------------------------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors is composed of two outside directors. The Board of Directors considers the Committee's recommendations in setting the compensation for EAI's executive officers. The Committee also approves the terms of executive employment and severance arrangements, and administers and approves the grant of options under the Stock Option Plan and the 1997 Non-Qualified Stock Option Plan.

COMPENSATION OBJECTIVES

     The Committee's goals are to:

     (1) motivate executive officers to create value for EAI's stockholders through compensation incentives that are tied to EAI's operating and stock market performance;
     (2) reward executives for both individual performance and EAI's performance;
     (3) provide compensation and benefits at levels that enable EAI to attract and retain high-quality professionals; and
     (4) align the interests of EAI's officers and directors with stockholder interests by using stock options as an element of compensation.

EXECUTIVE COMPENSATION PROGRAMS

     Executive officer compensation is composed of base salary, a cash bonus and stock options. The Committee believes that EAI's stockholders are best served by emphasizing the cash bonus and stock option elements of compensation since doing so aligns the executive officers' interests with stockholder interests.

     Base Salary. The Board of Directors considers the Committee's recommendations as well as the terms of executive employment agreements in setting annual base salaries for executives. In making its recommendations, the Committee reviews historical compensation levels of the executives as well as past performance and potential future performance. In determining base salaries, the Committee considers compensation information of comparable companies in the industry, but does not use any particular indices.

     Cash Bonus. Executives may receive cash bonuses after the end of the second quarter and after the end of each fiscal year. These bonuses depend primarily on EAI's financial performance and the achievement of corporate objectives established by the Committee at the beginning of each fiscal year. Executives involved in sales and marketing activities may also receive commissions on sales of EAI's products and services. In determining bonuses for the 1998 fiscal year, the Committee considered individual performance goals as well as EAI's net income, revenues and business unit sales. The Committee considers compensation information of comparable companies in the industry to establish appropriate bonuses but does not use any particular indices.

     Stock Options. Executive compensation also includes stock options. Executives generally receive stock options through initial option grants at the time of hire and periodic additional option grants. EAI's practice has been to set the exercise price of stock options at the fair market value of EAI common stock on the date the option is granted and to provide vesting provisions based upon EAI's financial performance, performance of the business unit and, if such performance provisions are met, vesting over a period of years. The Committee believes that stock options effectively align the long-term interests of executives and stockholders since the executives realize gains on option exercises only if the performance and longevity provisions are met and only if EAI's stock price increases over the fair market value at the date of grant.

     In determining the amount of option grants, the Committee evaluates the executive's job level, responsibilities for the upcoming fiscal year, responsibilities for prior years and the size of awards received in prior years relative to EAI's overall performance. Options generally become exercisable over a period of four years, beginning on the first anniversary of issuance. From time to time, EAI issues options to executives that are immediately exercisable.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Committee evaluates the CEO's performance and determines his compensation in accordance with the factors that apply to executive officers generally. The CEO's base salary for fiscal 1998, as shown in the Summary Compensation Table, represented a 26% increase over fiscal 1997. This increase was based on a comparison with compensation of CEOs in comparable companies in the industry and upon the financial performance of EAI during 1998.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by EAI of compensation in excess of $1,000,000 paid to each of the CEO and the other four most highly compensated executive officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee has attempted to structure EAI's compensation programs to preserve full deductibility and will continue to assess the impact of Section 162(m) on its compensation practices.

                                          Compensation Committee
                                          Michael M. Crow
                                          Laurence J. Kirshbaum

                              COMPANY PERFORMANCE

     This graph shows a comparison of cumulative total returns for EAI, The Nasdaq Stock Market, Inc.-U.S. and a group of public companies in the H&Q Computer Software Index from February 29, 1996 (the date EAI common stock was first offered to the public) through December 31, 1998. The graph assumes an initial investment of $100 and the reinvestment of dividends.

[PERFORMANCE GRAPH]

                                                                            THE NASDAQ STOCK MARKET,      H&Q COMPUTER SOFTWARE
                                              ENGINEERING ANIMATION, INC.          INC. - U.S.                    INDEX
                                              ---------------------------   ------------------------      ---------------------
2/29/96                                                  100.00                      100.00                      100.00
12/31/96                                                 135.00                      118.00                      117.00
12/31/97                                                 256.00                      144.00                      141.00
12/31/98                                                 450.00                      204.00                      184.00

                            CUMULATIVE TOTAL RETURN

-------------------------------------------------------------------------------------------------------
                                                  2/29/96      12/31/96      12/31/97      12/31/98
-------------------------------------------------------------------------------------------------------
  Engineering Animation, Inc.                      $100          $135          $256          $450
-------------------------------------------------------------------------------------------------------
  The Nasdaq Stock Market, Inc. - U.S.              100           118           144           204
-------------------------------------------------------------------------------------------------------
  H&Q Computer Software Index                       100           117           141           184
-------------------------------------------------------------------------------------------------------

                     EMPLOYMENT AND SEVERANCE ARRANGEMENTS

     We entered into employment agreements with Dr. Rizai, Dr. Vanderploeg and Mr. Wade as of January 1, 1996. These agreements expire on December 31, 1999. Dr. Rizai's agreement provides that he will be employed as EAI's Chairman, Chief Executive Officer and President at an annual salary of $180,000. Dr. Vanderploeg's agreement provides that he will be employed as EAI's Executive Vice President at an annual salary of $180,000. Mr. Wade's agreement provides that he will be employed as EAI's Vice President of Administration, General Counsel and Secretary at an annual salary of $120,000. Each of the agreements provides that the base salary will be reviewed annually and that the executive will receive an annual performance bonus as determined by the Board of Directors and, for Dr. Rizai and Dr. Vanderploeg, a car allowance. The employment agreements also include certain non-competition and confidentiality provisions.

     We also have entered into severance agreements with each of Dr. Rizai, Dr. Vanderploeg and Mr. Wade. These agreements are dated as of the effective date of the respective officer's employment agreement. The severance agreements provide for payment of a lump sum equal to two times the sum of the employee's base salary and the bonus paid to the employee in the prior year for Dr. Rizai and Dr. Vanderploeg (one times that sum for Mr. Wade) and continuation of benefits for two years (one year in the case of Mr. Wade) upon (i) termination of employment by us without cause, (ii) termination of employment by the employee for good reason (including change in control of EAI), (iii) death or (iv) permanent disability. We may terminate the executive's employment at any time for cause without the payment of severance. The agreements with Dr. Rizai and Dr. Vanderploeg also provide that, upon termination by us without cause or by the executive for good reason, the executive may require us to file a registration statement for all shares of EAI common stock that he then owned or had the right to acquire upon exercise of options then held and, further, may require that we include any such shares in any other registration statement filed by us.

     We entered into an employment agreement with Mr. Jablo as of September 18, 1995 that terminates (i) by mutual agreement of us and Mr. Jablo, (ii) upon Mr. Jablo's death or disability, (iii) at our option for cause or (iv) upon our dissolution or bankruptcy. This agreement provides that Mr. Jablo will be employed as EAI's Vice President of Sales and Marketing at an initial annual salary of $106,000 and a car allowance. In addition to base salary, the agreement provides for the payment of commissions on sales of our 3D visualization software products to Mr. Jablo at rates established by EAI's President. The agreement also contains certain non-competition and confidentiality provisions. Mr. Jablo's employment agreement contains severance provisions that require us to pay him (i) an amount equal to the total compensation paid to him during the first year of the agreement if the agreement is terminated following a merger, sale or change in control of EAI and (ii) an amount equal to one-half of the total compensation paid to him during the first year of the agreement if the agreement is terminated for cause (as defined in the agreement) by us after September 18, 1996.

     We entered into an employment agreement with Mr. Behar as of May 2, 1997 for a one-year term that may be extended by mutual agreement. The agreement can be terminated for cause. Mr. Behar's duties are assigned to him by the Chief Executive Officer. The agreement calls for a salary of $135,000 through its first anniversary, a minimum bonus of $10,000 in 1997 and eligibility for annual performance bonuses thereafter at our discretion. The agreement also contains certain non-competition and confidentiality provisions. The agreement provided that Mr. Behar be granted up to 54,750 incentive stock options within 30 days after its effective date, vesting in quarterly increments over four years. The severance provisions of the agreement require us to pay Mr. Behar up to the first year's base salary if his employment were terminated within the first year for any reason other than conviction of a criminal act. In the year following the first anniversary of the agreement, Mr. Behar would receive, following a merger, sale, change in control, or termination of employment for cause, the amount of total compensation paid to him during the first year of his employment.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

     Following is certain information concerning our executive officers (other than Dr. Rizai, Dr. Vanderploeg and Mr. Wade, whose information appears above) and certain other key employees, based on information furnished by them.

OTHER EXECUTIVE OFFICERS

JEROME M. BEHAR, 41
Vice President of Finance and Chief Financial Officer

     Mr. Behar has served as Vice President of Finance and Chief Financial Officer since August 1997, after serving as the Executive Director of Finance since joining EAI in May 1997. Prior to that, Mr. Behar had served since April 1996 as director of finance at MagiNet Corporation. Mr. Behar's prior experience includes serving as vice president of finance and administration at Western Lodging Corporation from September 1994 to April 1996 and as controller of Matrix Pharmaceutical, Inc. from March 1992 to September 1994. He also held executive and management positions at International Risk Control, Inc. and the Cooper Companies, Inc. Mr. Behar is a Certified Public Accountant. He earned an M.B.A. from Stanford University and a B.A. in business administration from Michigan State University.

MICHAEL J. JABLO, 46
Vice President and Co-General Manager -- Software Division

     Mr. Jablo has served in his current capacity as Vice President and Co-General Manager of the Software Division since October 1997. Prior to that he had been Vice President of Software Sales and Marketing since joining EAI in October 1995. From January 1990 to October 1995, Mr. Jablo was employed by Mentor Graphics Corporation where he ultimately served as the North Central area sales manager. Mr. Jablo earned an M.B.A. from the University of Detroit as well as a B.S. in Mechanical Engineering and a B.S. in Business Management from Bradley University.

PATRICIA F. JOHNSON, 47
Vice President of Human Resources

     Ms. Johnson has served as Vice President of Human Resources since December 1997, after serving as the Executive Director of Human Resources since joining EAI in January 1997. Prior to that, Ms. Johnson worked at Disney Feature Animation, where she was Director of Human Resources for three years. Ms. Johnson has also served as Director of Human Resources for NBC Entertainment and worked twelve years for Digital Equipment Corporation in various human resources management roles. She earned a B.A. from the University of Northern Colorado, Greeley.

CERTAIN OTHER KEY EMPLOYEES

WILLIAM L. ANDERSON, 46
Vice President of North American Sales -- Software Division

     Mr. Anderson has served as the Vice President of North American Sales for the Software Division since November 1998. Prior to that he served as EAI's Executive Director of National Accounts since joining EAI in March 1996. From 1995 until joining EAI, Mr. Anderson was employed by Mentor Graphics as the Account Manager. From 1986 until 1995, he was the Worldwide Account Manager for Digital Equipment Corporation. Mr. Anderson earned a B.A. in Business Administration and an M.B.A. from the University of Michigan.

MARK CRAIG, 42
Vice President of Professional Services -- Software Division

     Mr. Craig has served as Vice President of Professional Services for the Software Division since November 1998. Prior to that Mr. Craig served as the President and Chief Executive Officer of Variation Systems Analysis, Inc. (VSA), the company he founded in 1982. EAI acquired VSA in September 1998. Mr. Craig earned a B.S. in Mechanical Engineering from Michigan State University.

RAIMUND MENGES, PH.D., 38
Vice President of Process Engineering Products -- Software Division and Managing Director of DELTA Industrie Informatik GmbH

     Dr. Menges has served as Vice President of Process Engineering Products for the Software Division and Managing Director of DELTA since February 1999. Since 1989 when he co-founded DELTA, he has served as its Managing Director. EAI acquired DELTA in December 1998. Dr. Menges earned an undergraduate degree in aeronautical engineering and a doctorate in engineering from the University of Stuttgart.

GUIDO T. PERSCH, PH.D., 44
Vice President of Engineering -- Software Division

     Dr. Persch has served as Vice President of Engineering for the Software Division since EAI's acquisition of Rosetta Technologies, Inc. in November 1997. Dr. Persch had been Vice President of Engineering and led the Rosetta product development organizations since January 1994. Dr. Persch has also held senior development management positions at Cadre Technologies from January 1993 to December 1993 and prior to that at Software AG and Siemens/Intel. Dr. Persch earned a Ph.D. in Computer Science from University of Karlsruhe, Germany.

JAMES L. RYAN, 43
Vice President of Marketing and Business Development -- Software Division

     Mr. Ryan has served as Vice President of Marketing and Business Development for the Software Division since November 1998. He had been the Vice President of Marketing and Professional Services since joining EAI in November 1997 upon EAI's acquisition of Rosetta Technologies, Inc. Mr. Ryan had served as the Vice President of Business Development of Rosetta since July 1997. Mr. Ryan also served as director of IBM's Worldwide Product Data Management Solutions from January 1993 to September 1997.

ADRIAN V. SANNIER, PH.D., 37
Vice President and General Manager -- Interactive Division

     Dr. Sannier has served as Vice President and General Manager of the Interactive Division since February 1997 and prior to that served as EAI's Vice President of New Product Development since February 1996. From 1990 until joining EAI, Dr. Sannier was employed in a variety of positions by CIMLINC Incorporated, a provider of business process execution software to the aerospace industry and heavy equipment manufacturers, most recently as Vice President, Product Development. Dr. Sannier earned a Ph.D. and a B.S. in Electrical Engineering and Systems Science from Michigan State University.

JAY E. SHANNAN, PH.D., 36
Vice President of Operations

     Dr. Shannan is a co-founder of EAI and has served as Vice President of Operations since June 1990. Dr. Shannan earned a Ph.D. in Mechanical Engineering from Iowa State University.

DAVID P. SLY, 35
Vice President of Factory Products -- Software Division

     Mr. Sly has served as the Vice President of Factory Products for the Software Division since November 1998. Prior to that he was the Executive Director of Factory Products since November 1997, when the Company acquired Cimtech, Inc., the company he founded and served as president. Mr. Sly earned B.S. and M.S. degrees in Industrial Engineering, and an M.B.A. from Iowa State University.

JEFF D. TROM, PH.D., 39
Vice President of Product Development -- Software Division

     Dr. Trom is a co-founder of EAI and has served as Vice President of Product Development for the Software Division since June 1990. Dr. Trom served as EAI's Treasurer from June 1990 to November 1995. Dr. Trom earned a Ph.D. in Mechanical Engineering from Iowa State University.

                PROPOSAL TO AMEND AND RESTATE STOCK OPTION PLAN

     The Board of Directors has approved the amendment and restatement of our Stock Option Plan effective February 10, 1999 to increase the number of shares reserved for issuance under the Plan from 1,785,000 to 2,335,000 and to make a technical amendment. The Board recommends that you approve this amendment and restatement. The following summary of the Plan is not complete and, therefore, you should not rely solely on it. You can find the full text of the Plan in Appendix A to this proxy statement.

THE STOCK OPTION PLAN GENERALLY

     The Board originally adopted, and the stockholders approved, the Plan effective as of June 9, 1994. The Plan was amended and restated effective January 1, 1996 and later amended and restated effective May 1, 1997. The Plan provides for the grant of stock options to employees, including employees who are officers and members of the Board, and to any non-employee consultant or independent contractor to EAI. We currently have approximately 940 employees who are eligible to participate in the Plan. Non-employee directors may not receive options under the Plan. We presently have 1,785,000 shares of common stock reserved for issuance under the Plan. The number of shares that can be issued and the number of shares subject to outstanding options may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of EAI's outstanding common stock.

PROPOSED AMENDMENTS TO THE PLAN

     INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK UNDER THE PLAN: During 1998, we employed an option plan consultant to analyze our stock option plans for the purpose of comparing consumption rates and option terms to industry norms and to recommend the number of shares to add to the Plan. As of March 23, 1999, there were 8,343 shares remaining for issuance under the Plan. As a result of the consultant's recommendations, the Board proposes to amend the Plan to increase the number of shares that can be issued to 2,335,000. This increase will ensure that enough shares are available for future grants under the Plan to attract and hire new employees and to compensate current employees.

     TECHNICAL AMENDMENT: Consistent with our attempts to structure the Plan to preserve full deductibility under Section 162(m) of the Internal Revenue Code, the Board proposes an amendment to provide that no individual may receive options in any calendar year for more than 500,000 shares.

PLAN ADMINISTRATION

     The Compensation Committee administers the Plan. Subject to the specific provisions of the Plan, the Committee decides to whom options will be granted, designates the number of shares to be covered by options, specifies the type of consideration to be paid upon exercise of options and establishes all other terms and conditions of each stock option. The Committee also determines how outstanding non-qualified options will be treated upon a Change in Control, as that term is defined in the Plan.

TERMS AND CONDITIONS OF OPTIONS

     The exercise price for an option under the Plan may not be less that the fair market value of EAI common stock on the date the option is granted. The holder of Plan options may only transfer those options by will or by the laws of descent and distribution.

     If EAI is involved in a sale of substantially all of its assets, a merger or a consolidation, the holder of Plan options generally is entitled to receive the securities that he or she would have received had he or she held the number of shares of stock subject to his or her options immediately prior to the effective time of the sale, merger or consolidation. Under certain circumstances, however, we may cancel any unexercised options under the Plan as of the effective date of a sale, merger or consolidation. In the event of a dissolution of EAI, all outstanding options under the Plan will terminate, provided that participants receive written notice 30 days prior to the dissolution and are permitted to exercise all of the unexercised options that they hold.

NATURE OF OPTIONS

     Options under the Plan may be either "incentive stock options," as defined under the tax laws, or non-qualified stock options. Only employees may receive grants of incentive stock options. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option. No incentive stock options may be granted under the Plan more than ten years after the Plan was adopted by the Board.

OUTSTANDING OPTIONS

     We cannot determine the number of shares that may be acquired under stock options that will be awarded under the Plan to the CEO and other four most highly compensated executive officers. On March 23, 1999, the closing price of EAI common stock on The Nasdaq Stock Market, Inc. was $41.00 per share. As of March 23, 1999, the following options had been granted under the Plan:

----------------------------------------------------------------------------------------
                                NAME                                NUMBER OF SHARES
----------------------------------------------------------------------------------------
    Matthew M. Rizai
      Chief Executive Officer, President, Treasurer and Director
      Nominee                                                            262,500
----------------------------------------------------------------------------------------
    Martin J. Vanderploeg*
      Executive Vice President and Co-General Manager of
      Software Division                                                  265,125
----------------------------------------------------------------------------------------
    Michael J. Jablo
      Vice President and Co-General Manager of Software Division          94,750
----------------------------------------------------------------------------------------
    Jamie A. Wade
      Vice President of Administration, General Counsel and
      Secretary                                                           68,000
----------------------------------------------------------------------------------------
    Jerome M. Behar
      Vice President of Finance and Chief Financial Officer               76,250
----------------------------------------------------------------------------------------
    Michael M. Crow
      Director Nominee                                                     6,750
----------------------------------------------------------------------------------------
    All current directors who are not executive officers                  11,250
----------------------------------------------------------------------------------------
    All current executive officers                                       803,500
----------------------------------------------------------------------------------------
    All plan participants (other than current executive
      officers)                                                        1,320,078
----------------------------------------------------------------------------------------

* Includes 2,625 options granted to his spouse.

TAX CONSEQUENCES

     The holder of an option granted under the Plan may be affected by certain federal income tax consequences associated with the grant of the option, the exercise of the option, and the disposition of shares received on exercise of the option. The following discussion is based on current federal tax laws and regulations and you should not consider it to be a complete description of the federal income tax consequences that apply to Plan participants. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.

     Non-Qualified Stock Options. The grant of a non-qualified stock option is not a taxable event for the recipient so long as the option does not have a readily determinable fair market value. The fair market value of options granted under the Plan should not be readily determinable since the options are not actively traded on an established securities market, are not transferable, are not exercisable in full immediately upon grant and have more than a nominal exercise price. Therefore, the holder of an option under the Plan is not subject to any income tax consequences with respect to the option unless and until the option is exercised.

     Upon the exercise of a non-qualified stock option, the option holder generally must recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of EAI common stock on the date of exercise. The amount and character of any gain or loss realized on a subsequent disposition of the common stock would depend on, among other things, whether the holder had made an election under Section 83(b) of the Internal Revenue Code with respect to the shares and the length of time the shares had been held.

     Incentive Stock Options. There are no federal income tax consequences associated with the grant of an incentive stock option to an employee. In contrast to the exercise of a non-qualified stock options, the option holder does not recognize taxable income for regular income tax purposes upon the exercise of an incentive stock option. The holder could, however, be subject to an alternative minimum tax liability as described below. If the employee holds the shares acquired upon exercise of the incentive stock option for at least two years from the date the option was granted, and for at least one year after he or she exercised the option, any gain realized on the subsequent sale or exchange of the shares generally is treated as a long-term capital gain. The amount of this gain generally equals the "spread" between the exercise price and sales price of the common stock. If the holder disposes of the shares before the expiration of the above periods, a "disqualifying disposition," then a portion of any gain recognized by the holder that otherwise is considered a capital gain would be taxed as ordinary compensation income. The amount of the gain considered ordinary income will not be more than an amount equal to the fair market value of the shares as of the date the option is exercised less the amount paid for the shares. Any loss that a holder recognizes on a taxable disposition of the shares generally is considered a capital loss.

     When an employee exercises an incentive stock option, his or her alternative minimum taxable income must be determined as if the incentive stock option were a non-qualified stock option. Accordingly, he or she must include as alternative minimum taxable income the amount, if any, equal to the value of the shares received upon exercise determined as of the date the shares are vested less the amount paid for the shares. He or she would then be required to pay the greater of the regular or alternative minimum tax liability computed with respect to that year.

     Withholding Taxes. We may condition the exercise of an option under the Plan on the receipt of an amount sufficient to pay any tax required by any governmental authority to be withheld and paid over by us for the account of the option holder with respect to the options and their exercise. We may deduct this amount from the holder's compensation.

     Compensation Deduction. To the extent an option holder under the Plan recognizes compensation income on the exercise of a non-qualified stock option or a disqualifying disposition of stock obtained upon exercise of an incentive stock option, we generally are entitled to a corresponding compensation deduction, assuming the withholding requirements are met.

PLAN AMENDMENT

     Generally, the Board of Directors may alter, amend or suspend the Plan or any option granted under the Plan, or terminate the Plan, without stockholder approval. The Board may not, however, materially increase the number of shares of EAI common stock subject to the Plan. Further, if any action that the Board proposes to take will have a significant adverse effect on any options outstanding under the Plan, then the affected option holders must consent to the action.

       ------------------------------------------------------------------
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
            THE AMENDMENT AND RESTATEMENT OF THE STOCK OPTION PLAN.
       ------------------------------------------------------------------

       PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors appointed Ernst & Young LLP as the independent public auditors to examine EAI's financial statements for the fiscal year ending December 31, 1999. Ernst & Young LLP has been employed to perform this function since 1990.

     Representatives of Ernst & Young will be present at the annual meeting, will be given the opportunity to make a statement and will respond to appropriate questions.

     Although we are not required to do so, we believe that it is appropriate to request that stockholders ratify the appointment of our auditors. If stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for the stockholders' rejection and the Board will reconsider the appointment.

       ------------------------------------------------------------------
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
             RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.
       ------------------------------------------------------------------

                                          By Order of the Board of Directors,

                                          Jamie A. Wade
                                          Secretary

                                                                      APPENDIX A

                          ENGINEERING ANIMATION, INC.
                               STOCK OPTION PLAN
             (AS AMENDED AND RESTATED EFFECTIVE FEBRUARY 10, 1999)

     1. PURPOSE. The purpose of the Engineering Animation, Inc. Stock Option Plan (the "Plan"), as hereinafter set forth, is to enable Engineering Animation, Inc., a Delaware corporation (the "Company"), to attract, retain and reward corporate officers and managerial and other significant employees, and non-employees (other than non-employee directors) who have an ongoing consultant or independent contractor relationship with the Company, by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and with its financial success.

     Options granted under this Plan may be incentive or non-qualified (collectively referred to as "Options"). Proceeds of cash or Company Stock received by the Company from the sale of Common Stock of the Company pursuant to Options granted under the Plan will be used for general corporate purposes.

     2. ADMINISTRATION. The Plan shall be administered by a Committee consisting of two or more members of the Board of Directors of the Company who are appointed from time to time by said Board of Directors (the "Committee"). Subject to the express provisions of the Plan, the Committee shall have the power to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Participants' individual option agreements (which need not be identical) and to make such other determinations as it deems necessary or advisable in carrying out the administration of the Plan. All decisions of the Committee on matters within its jurisdiction shall be conclusive and binding. To the extent required to comply with the relevant provisions of Rule 16b-3 under the Securities Exchange Act of 1934, each member of the Committee shall qualify as a "non-employee director," as defined in Rule 16b-3 or in any successor definition adopted by the Securities and Exchange Commission. No member of the Board of Directors or the Committee shall be liable for any action taken or determination made in good faith.

     3. DEFINITIONS. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

         (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

         (b) "Change in Control" of the Company shall be deemed to have occurred if the conditions set forth in any one or more of the following paragraphs shall have been satisfied:

               (i) Any Person other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of Shares of the Company, or other than a Person whose stock ownership is approved by a vote of two-thirds ( 2/3) of the Directors who are not affiliated with such Person, becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

               (ii) During any period of two consecutive fiscal years, individuals who at the beginning of such period constitute the Board of Directors (and any new Director, whose election the Board of Directors was approved by a vote of at least two-thirds ( 2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election was previously so approved), cease for any reason to constitute a majority thereof; or

               (iii) The stockholders of the Company approve (a) a plan of complete liquidation of the Company; or (b) an agreement for the sale or disposition of all or substantially all the Company's assets; or (c) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation; or

               (iv) The Board of Directors agrees by a two-thirds (2/3) vote, that a Change in Control of the Company has occurred.

     However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if that Participant is part of a purchasing group which consummates the Change in Control transaction. A Participant shall be deemed "part of a purchasing group" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 3% of the shares of the purchasing company; or (ii) ownership or equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Directors of the Company).

         (c) "Common Stock" shall mean the Company's $0.01 par value common stock.

         (d) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof, including a group defined in Section 13(d).

     4. ELIGIBILITY. Options may be granted under this Plan to any employee of the Company or its subsidiaries whose participation the Committee determines is in the best interest of the Company, including employees who are officers and/or members of the Board of Directors, and to any nonemployee who is a consultant or independent contractor to the Company whose participation the Committee determines is in the best interests of the Company ("Participants"); provided, however, that no incentive options shall be granted to anyone who is not an employee of the Company and no non-employee member of the Board of Directors shall be eligible to receive any new Option grant hereunder. The Committee shall have absolute discretion to determine, within the limits of the express provisions of the Plan, those Participants to whom and the time or times at which Options shall be granted. The Committee shall also determine the number of shares to be subject to each Option, the duration of each Option, the exercise price (Option price) under each Option, the time or times within which (during the term of the Option) all or portions of each Option may be exercised, and whether cash or Common Stock may be accepted in full or partial payment upon exercise of an Option. In making such determination, the Committee may take into account the nature of the services rendered by the Participant, his or her present and potential contributions to the Company's success and such other factors as the Committee in its discretion shall deem relevant; provided, however, that no Option granted under this Plan may become exercisable prior to six (6) months following the date it is granted.

     5. COMMON STOCK. The number of shares of Common Stock with respect to which Options may be granted under the Plan shall not exceed, in the aggregate, 2,335,000 shares, subject to adjustment in accordance with the provisions of
Section 12 of the Plan; provided, however, the maximum number of shares of Common Stock with respect to which Options may be granted to any one individual in any calendar year may not exceed 500,000 shares.

     In the event that any Option granted under the Plan expires unexercised, is surrendered by a Participant for cancellation or is terminated or ceases to be exercisable for any other reason without having been fully exercised prior to the end of the period during which Options may be granted under the Plan, the shares subject to such Option, or to the unexercised portion thereof, shall again become available for new Options to be granted under the Plan to any eligible Participant (including the holder of such former Option) at an Option price determined in accordance with Section 6(a) or Section 7(a) hereof, as appropriate, which price may then be greater or less than the Option price of such former Option. Any shares of Common Stock that are surrendered or withheld in payment of the exercise price of an Option or that are surrendered or withheld in satisfaction of any tax liabilities resulting from the exercise of an Option will be added to the aggregate number of shares of Common Stock available for new Option grants hereunder.

     6. REQUIRED TERMS AND CONDITIONS OF INCENTIVE OPTIONS. The incentive options granted under this Plan are intended to be "incentive stock options" within the meaning of that term in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of each incentive option granted shall be interpreted in a manner consistent with Section 422 and with all valid regulations issued thereunder. Such incentive options shall be granted in such form and upon such terms and conditions, including provisions as to the treatment of outstanding incentive options upon the occurrence of a Change in Control, as the Committee shall from time to time determine, subject to the general provisions of the Plan, and the following specific rules:

         (A) OPTION PRICE. The purchase price per share of Common Stock subject to an incentive option shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value per share of Common Stock at the time the incentive option is granted. However, if an eligible Participant on the date that an option is granted owns, directly or indirectly, within the meaning of Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company, then the purchase price per share shall in no instance be less than 110% of the Fair Market Value per share of Common Stock at the time the incentive option is granted; provided further, however, that the incentive option price shall in no event be less than the par value of the Common Stock subject to such incentive option. See Section 8 below for determination of "Fair Market Value."

         (B) MAXIMUM TERM. Notwithstanding anything herein to the contrary, no incentive option shall be exercisable after the expiration of ten years from the date it is granted and no incentive option shall be exercisable after the expiration of five years in the case a Participant who at the time of grant owns (directly or indirectly, including the shares purchasable under such incentive option) stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company.

         (C) TIME OF EXERCISE. The Committee shall determine the duration of each incentive option and the time or times within which (during the term of the incentive option) all or portions of each incentive option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan.

         (D) VALUE OF SHARES. The aggregate Fair Market Value (determined at the date of grant) of the incentive options exercisable for the first time by a Participant during any calendar year shall not exceed $100,000 or any other limit imposed by the Code.

         (E) LIMITATIONS ON DISPOSITIONS. To retain incentive option tax treatment, stock received upon exercise of an incentive option may not be disposed of prior to the later of two years from the date the incentive option was granted or one year from the date the shares are transferred to the Participant upon exercise of the incentive option.

     7. REQUIRED TERMS AND CONDITIONS OF NONQUALIFIED OPTIONS. The nonqualified options granted under the Plan shall be in such form and upon such terms and conditions, including provisions as to the treatment of outstanding nonqualified options upon the occurrence of a Change in Control, as the Committee shall from time to time determine, subject to the general provisions of the Plan, and the following specific rules:

         (A) OPTION PRICE. The option price of each option to purchase Common Stock shall be 100% of the Fair Market Value per share of Common Stock at the date the option is granted.

         (B) MAXIMUM TERM. No option shall be exercisable after the expiration of fifteen (15) years from the date it is granted, except as provided in
     Section 10(b), (c), (d) or (e).

         (C) TIME OF EXERCISE. The Committee shall determine the duration of each Option and the time or times within which (during the term of Option) all or portions of each Option may be exercised, except to the extent that other terms of exercise are specifically provided by other provisions of the Plan; provided, however, that no Option granted under this Plan may become exercisable prior to six (6) months following the date it is granted.

     8. FAIR MARKET VALUE. "Fair Market Value" shall be the amount determined by the Committee from time to time, using such good faith valuation methods as it deems appropriate, except that as long as the Common Stock is traded on NASDAQ or a recognized stock exchange, it shall mean the average of the highest and lowest quoted selling prices for the Shares on the relevant date, or (if there were no sales on such date) the weighted average of the means between the highest and the lowest quoted selling prices on the nearest day before and the nearest day after the relevant date, as prescribed by Treasury Regulation 20.2031-2(b)(2), as reported in the Wall Street Journal or a similar publication selected by the Committee.

     9. CONVERSION AND MODIFICATION. The Company retains the right to convert incentive options to nonqualified options. The Company may modify grants of options to Participants who are foreign nationals or employed outside the United States to fulfill Plan purposes and recognize differences in local law, tax policy and custom.

     10. EXPIRATION OF OPTION.

         (A) GENERAL RULE. Except with respect to Options expiring pursuant to
     Section 10(b), (c), (d) or (e), each Option shall expire on the first to occur of: (i) the tenth anniversary in the case of incentive Options, or the fifteenth anniversary in the case of nonqualified Options, of the date of grant thereof, or (ii) the expiration date or dates set forth in the applicable Option agreement.

         (B) EXPIRATION UPON TERMINATION OF EMPLOYMENT. Except with respect to Options expiring pursuant to Section 10(c), (d) or (e), an Option shall expire on the first to occur of the applicable date or dates determined pursuant to Section 10(a) or the date that the employment or relationship of the Participant with the Company terminates. Notwithstanding the preceding provisions of this Section 10(b), the Committee, in its sole discretion, may permit such a Participant to exercise an Option during a period following his or her termination of employment, which period shall not exceed three months. In no event, however, may the Committee permit such Participant to exercise an Option under this Section 10(b) after the expiration date computed under Section 10(a).

         (C) EXPIRATION UPON DISABILITY OR DEATH. If the employment or relationship of a Participant with the Company terminates by reason of disability (as determined in the discretion of the Committee) or by reason of death, his or her Options, if any, shall expire after the first to occur of the expiration date computed under

     Section 10(a) or the one-year anniversary of termination of employment or relationship by reason of disability or death.

         (D) EXPIRATION UPON RETIREMENT. If the employment of a Participant with the Company terminates due to "retirement," as defined below, with the consent of the Committee, his or her Options, if any, shall expire on the first to occur of the applicable date or dates determined pursuant to
     Section 10(b). If a Participant who has so retired dies prior to exercising in full an Option which has not expired pursuant to the preceding sentence, then, notwithstanding the preceding sentence, his or her Options shall expire after the first to occur of the expiration date computed under
     Section 10(a) or the one-year anniversary of the date of the Participant's death. "Retirement" for purposes of this Plan shall mean the termination of employment of a Participant with the Company on or after the date a Participant attains age 65.

         (E) EXPIRATION UPON TERMINATION FOR CAUSE. If the employment or relationship of a Participant is terminated by the Company for substantial cause, the Participant's right to exercise his or her Options shall terminate at the time notice of termination of employment, or cancellation of relationship, is given by the Company to such Participant. For purposes of this provision, substantial cause shall include:

               (i) The commission of an action against or in derogation of the interests of the Company which, if proven in a court of law, would constitute a violation of a criminal code or similar law;

               (ii) Divulging the Company's confidential information; or

               (iii) The performance of any similar action that the Committee, in its sole discretion, may deem to be sufficiently injurious to the interest of the Company to constitute substantial cause for termination.

     11. METHOD OF EXERCISE. Options may be exercised by giving written notice to the Corporate Secretary of the Company, stating the number of shares of Common Stock with respect to which the Option is being exercised and tendering payment therefor. The exercise price of an Option shall be paid in full at the time that the Option, or any part thereof, is exercised. Subject to the approval of the Committee, payment may be made (i) in cash, (ii) through the surrender of previously acquired shares of Common Stock having a Fair Market Value equal to the exercise price of the Option or the withholding of shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) a combination of (i) and (ii).

     12. ADJUSTMENTS.

         (a) The aggregate number of shares of Common Stock with respect to which Options may be granted hereunder, the number of shares of Common Stock subject to each outstanding Option and the Option price per share for each such Option may all be appropriately adjusted, as the Committee may determine, for any increase or decrease in the number of shares of issued Common Stock of the

     Company resulting from a subdivision or consolidation of shares whether through reorganization, payment of a share dividend or other increase or decrease in the number of such shares outstanding effected without receipt of consideration by the Company, distribution of assets to stockholders, or the assumption and conversion of outstanding options in an acquisition of the Company; provided, however, that no adjustment in the number of shares with respect to which Options may be granted under the Plan or in the number of shares subject to outstanding Options shall be made except in the event that such adjustment, together with all respective prior adjustments which were not made as a result of this provision, involve a net change of more than 10%.

         (b) Subject to any required action by the stockholders, if the Company shall be a party to a transaction involving a sale of substantially all its assets, a merger or a consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled if the Participant actually owned the stock subject to the Option immediately prior to the time any such transaction became effective; provided, however, that all unexercised Options under the Plan may be canceled by the Company as of the effective date of any such transaction by giving notice to the holders thereof of its intention to do so and by permitting the exercise, during the 30-day period preceding the effective date of such transaction, of all partly or wholly unexercised Options in full (without regard to installment exercise limitations). This provision shall apply provided that the Participant is not terminated for cause.

         (c) In the case of dissolution of the Company, every Option outstanding hereunder shall terminate; provided, however, that each Participant shall have 30 days' prior written notice of such event, during which time the holder shall have a right to exercise the partly or wholly unexercised Option (without regard to installment exercise limitations).

         (d) On the basis of information known to the Company, the Committee shall make all determinations under this Section 12, including whether a transaction involves a sale of substantially all the Company's assets, and all such determinations shall be conclusive and binding.

     13. OPTION AGREEMENTS. Each Participant shall agree to such terms and conditions in connection with the exercise of an Option, including restrictions on the disposition of the Common Stock acquired upon the exercise thereof, as the Committee may deem appropriate. Option agreements need not be identical. The certificates evidencing the shares of Common Stock acquired upon exercise of an Option may bear a legend referring to the terms and conditions contained in the respective Option agreement and the Plan, and the Company may place a stop transfer order with its transfer agent against the transfer of such shares. If requested to do so by the Committee at the time of exercise of an Option, each Participant shall execute a certificate indicating that he or she is purchasing the Common Stock under such Option for investment and not with any present intention to sell the same.

     14. WITHHOLDING OF TAXES. Upon the exercise of an Option, the Company may deduct any Federal, state or local taxes required by law to be withheld with respect to such exercise. Any holder of an Option may elect to surrender shares of Common Stock previously acquired by the holder or to have the Company withhold shares that would have otherwise been issued to the holder pursuant to the exercise of an Option, the number of such withheld or surrendered shares to be sufficient to satisfy all or a portion of the income tax liability that arises upon such exercise.

     15. LEGAL AND OTHER REQUIREMENTS. The obligation of the Company to sell and deliver Common Stock under Options granted under the Plan shall be subject to all applicable federal and state laws, regulations, rules and approvals. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to or exercised by him or her until the date of delivery of a stock certificate to him or her for such shares. No adjustment other than pursuant to Section 12 hereof shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is delivered.

     16. NONTRANSFERABILITY. During the lifetime of a Participant, any Option granted to him or her shall be exercisable only by him or her or by his or her guardian or legal representative. No Option shall be assignable or transferable, except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or the Employee Retirement Income Security Act. The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

     17. INDEMNIFICATION OF COMMITTEE. In addition to such other rights of indemnification as they may have as members of the Board of Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal therein), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his or her duties; provided, that within 60 days after institution of any such action, suit or proceeding, Committee members shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     18. NO CONTRACT OF EMPLOYMENT. Neither the adoption of this Plan nor the grant of any Option shall be deemed to obligate the Company to continue the employment or relationship of any Participant for any particular period, nor shall the granting of an Option constitute a request or consent to postpone the retirement date of any Participant.

     19. TERMINATION AND AMENDMENT OF PLAN. No Incentive Options shall be granted under the Plan more than ten years after the date the Plan was adopted by the Board of Directors. The Board of Directors, acting by a majority of its members, without further action on the part of the stockholders, may from time to time alter, amend or suspend the Plan or any Option granted hereunder or may at any time terminate the Plan; provided, however, the Board of Directors may not materially increase the number of shares of Common Stock subject to the Plan (except as provided in Section 12 hereof), and provided further that no such action shall materially and adversely affect any outstanding Options without the consent of the respective Participants.

     20. EFFECTIVE DATE OF PLAN. The Plan as adopted by the Board of Directors and approved by stockholders was originally effective as of June 9, 1994 and was amended and restated as of January 1, 1996 and May 1, 1997. This amendment and restatement of the Plan is effective February 10, 1999, subject to the approval of the Company's stockholders.

[X]  PLEASE MARK YOUR [                                 [7517
     VOTES AS IN THIS
     EXAMPLE.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS.

                      FOR    WITHHELD                                                                  FOR      AGAINST     ABSTAIN
1. Election of                          Nominees: Matthew M. Rizai   2. Approval of Amendment and
   Directors.        [  ]     [  ]                Michael M. Crow       Restatement of Stock Option    [  ]       [  ]        [  ]
                                                                        Plan.

For, except vote withheld from the following nominee(s)              3. Ratification of the appointment
                                                                        of Ernst & Young LLP as
                                                                        independent accountants.       [  ]       [  ]        [  ]
---------------------------------------------------------
                                                                     4. In the discretion of the proxies
                                                                        named herein, the proxies are
                                                                        authorized to vote upon other
                                                                        matters as are properly brought
                                                                        before the meeting.

                                                                                                       YES         NO
                                                                        I PLAN TO ATTEND THE MEETING   [  ]       [  ]

                                                                        Change of Address/             [  ]
                                                                        Comments on Reverse Side.




SIGNATURE(S)                                                DATE
            -----------------------------------------------     -----------
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD      The signer hereby revokes all proxies heretofore given
      EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR,        by the signer to vote at said meeting or any
      TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.                 adjournments thereof.
------------------------------------------------------------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -


                                     E A I

                                     [LOGO]


                          ENGINEERING ANIMATION, INC.


                        ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 1999
                                   1:30 P.M.
                                 MARRIOTT HOTEL
                                700 GRAND AVENUE
                             DES MOINES, IOWA 50309


                          ENGINEERING ANIMATION, INC.
                                   PROXY CARD
    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 11, 1999.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The undersigned hereby constitutes and appoints Matthew M. Rizai and
P Jamie A. Wade, and each of them, true and lawful agents and proxies of the undersigned, with full power of substitution, to represent the
R undersigned and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Engineering
O Animation, Inc. to be held on May 11, 1999, and at any and all adjournments and postponements thereof, on all matters before such
X         meeting.

Y
          THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. HOWEVER, IF NO VOTE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE FOR DIRECTOR, "FOR" THE PROPOSAL TO AMEND AND RESTATE THE STOCK OPTION PLAN AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS; ALL OF WHICH MATTERS ARE MORE FULLY DESCRIBED IN THE PROXY STATEMENT OF WHICH THE UNDERSIGNED STOCKHOLDER ACKNOWLEDGES RECEIPT.

          THIS PROXY GRANTS DISCRETIONARY AUTHORITY TO VOTE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE NAMED PROXIES ON OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

          PLEASE VOTE, SIGN AND DATE THIS PROXY ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
____________________________________      ____________________________________
____________________________________      ____________________________________
____________________________________      ____________________________________

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